ABR ENHANCED SHORT VOLATILITY FUND

Supplement dated November 14, 2017, to the Prospectus dated October 2, 2017

Effective at the close of business on November 14, 2017 and until further notice, the ABR Enhanced Short Volatility Fund will not accept purchase orders from new investors or existing shareholders.

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 For more information, please contact a Fund customer service representative toll free at
(855) 422-4518.

PLEASE RETAIN FOR FUTURE REFERENCE.